UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  OCTOBER 29, 2003

Commission File Number	Exact name of registrant as specified in its charter	IRS Employer Identification No.
1-12577	SITEL CORPORATION	47-0684333

MINNESOTA

(State or Other Jurisdiction of Incorporation or Organization)

7277 WORLD COMMUNICATIONS DRIVE OMAHA, NEBRASKA	68122
(Address of Principal Executive Offices)	(Zip Code)

(402) 963-6810
(Registrant’s Telephone Number, Including Area Code)

111 S. CALVERT STREET, SUITE 1900 BALTIMORE, MARYLAND 21202
(Former Name or Former Address, if Changed Since Last Report)

Item 7.                         Financial Statements and Exhibits.

(c) Exhibits

99.1    Press release of SITEL Corporation dated October 29, 2003

Item 12.                  Results of Operations and Financial Condition

On October 29, 2003, SITEL issued a press release with respect to the company’s third quarter of 2003 financial results.  This press release is attached as exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SITEL Corporation
(Registrant)

Date: October 29, 2003	By /s/	James F. Lynch
James F. Lynch
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of SITEL Corporation dated October 29, 2003